JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

February 27, 2015

Dear Contract O wner:

We are writing to inform you of an important matter concerning your allocation of contract values under your variable life insurance policy or variable annuity contract to the investment division of your separate account that invests in the JNL/Mellon Capital Value Line® 30 Fund (the “Acquired Fund”), a series of JNL Variable Fund LLC (“VF LLC”). At a meeting held on January 13, 2015, the Board of Managers of the Acquired Fund (the “Board”) approved a reorganization pursuant to which the Acquired Fund will be reorganized with and into the JNL/Mellon Capital S&P® 24 Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”), a series of VF LLC. Members were first notified of the reorganization in a supplement dated January 16, 2015 to the Acquired Fund’s Prospectus, dated April 28, 2014, as supplemented.

The Board, after careful consideration, approved the reorganization. After considering the recommendation of Jackson National Asset Management, LLC (“JNAM”), the investment adviser to the Funds, the Board concluded that: (i) the reorganization will benefit the members of each Fund; (ii) the reorganization is in the best interests of each Fund; and (iii) the interests of the members of each Fund will not be diluted as a result of the reorganization.

Effective April 24, 2015 (the “Closing Date”), you will indirectly own shares in the Acquiring Fund equal in dollar value to your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the reorganization. The reorganization will not cause any fees or charges under your contract to be greater after the reorganization than before, and the reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. Although the Reorganization is not expected to be a tax-free reorganization for Federal income tax purposes, the VF LLC believes that there will be no adverse tax consequences to Contract O wners as a result of the Reorganization.

While no action is required of you with regard to the reorganization, you may wish to take other actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (“Division(s)”) of the separate account. You may execute certain changes prior to the reorganization, in addition to following the reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs.  In addition to the Acquiring Fund Division there are other Divisions investing in mutual funds that seek capital appreciation.  If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the reorganization you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the reorganization if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about April 27, 2015.

If you want to change your allocations instructions as to your future premium payments or the programs, if you require summary descriptions of the other underlying funds and Divisions available under your contract, or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson variable universal life policies:

Jackson® Service Center
P.O. Box 30502
Lansing, Michigan 48909-8002
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

For Jackson New York variable universal life policies:

Jackson of NY® Service Center
P.O. Box 30901
Lansing, MI 48909-8401
1-800-599-5651
www.jackson.com

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE ACQUIRING FUND IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED FUND AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Very truly yours,

/s/ Mark D. Nerud

Mark D. Nerud
President and Chief Executive Officer
JNL Variable Fund LLC

INFORMATION STATEMENT

for

JNL/Mellon Capital Value Line® 30 Fund, a series of JNL Variable Fund LLC

and

PROSPECTUS

for

JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC

Dated
February 27, 2015

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Combined Information Statement and Prospectus (the “Information Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract O wners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of February 27, 2015, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Mellon Capital Value Line® 30 Fund (the “Value Line Fund” or the “Acquired Fund”), a portfolio of the JNL Variable Fund LLC (the “VF LLC”). The VF LLC is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Information Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract O wners and other members on or about March 4, 2015.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS OR DETERMINED IF THIS INFORMATION STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

At a meeting of the VF LLC Board of Managers held on January 13, 2015, the Board of Managers approved the Plan of Reorganization, which provides for the reorganization of the Value Line Fund into the JNL/Mellon Capital S&P® 24 Fund (“S&P 24 Fund” or the “Acquiring Fund”), a series of the VF LLC.  The reorganization referred to above is referred to herein as the “Reorganization.”

This Information Statement/Prospectus, which you should retain for future reference, contains important information regarding the Reorganization that you should know.  Additional information about the VF LLC has been filed with the SEC and is available upon oral or written request without charge.

The following documents have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the VF LLC, each dated April 28, 2014, as supplemented, with respect to the Value Line Fund and the S&P 24 Fund (File Nos. 333-68105 and 811-09121);

2.	The Annual Report to Members of the VF LLC with respect to the Value Line Fund and the S&P 24 Fund for the fiscal year ended December 31, 2013 (File Nos. 333-68105 and 811-09121);

3.	The Semi-Annual Report to Members of the VF LLC with respect to the Value Line Fund and the S&P 24 Fund for the fiscal year ended June 30, 2014 (File Nos. 333-68105 and 811-09121);

4.	The Statement of Additional Information dated March 4, 2015, relating to the Reorganization (File No. 333-201563).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Members and Contract O wners can learn more about the Acquired Fund and the Acquiring Fund in the VF LLC’s Annual Report listed above, which has been furnished to members and Contract O wners.  Members and Contract O wners may request another copy thereof, without charge, by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Variable Fund LLC Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The VF LLC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.   Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy material, reports and other information about the Trust at the SEC’s Public Reference Room in Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy material, reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

ii

iii

SUMMARY

You should read this entire Information Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Reorganization

This Information Statement/Prospectus is being distributed to members with amounts invested in the Acquired Fund as of February 27, 2015 to inform them of the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are sometimes referred to herein as a “Fund.”)

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”).  The Acquiring Fund’s shares also are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the members (for the benefit of the Separate Accounts, as applicable, and thus the Contract O wners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective, principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Principal Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date the VF LLC decides upon (the “Closing Date”).  As a result of the Reorganization, each member invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such member would hold, immediately after the Closing Date, Class A or Class B shares of the S&P 24 Fund having an aggregate value equal to the aggregate value of the Class A or Class B Value Line Fund shares, as applicable, that were held by the member as of the Closing Date.  Similarly, each Contract O wner whose Contract values are invested in shares of the Value Line Fund would become an indirect owner of shares of the S&P 24 Fund. Each such Contract O wner would indirectly hold, immediately after the Closing Date, Class A or Class B shares of the S&P 24 Fund having an aggregate value equal to the aggregate value of the Class A or Class B Value Line Fund Shares, as applicable, that were indirectly held by the Contract O wner as of the Closing Date.  The VF LLC believes that there will be no adverse tax consequences to Contract O wners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The VF LLC’s Board of Managers (the “Board”) unanimously approved the Plan of Reorganization with respect to the Value Line Fund.  The VF LLC’s Operating Agreement and applicable state law do not require member approval of the Reorganization. Moreover, Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), does not require member approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require member approval under these circumstances and the Board has determined that the Reorganization is in the best interests of Acquired Fund, member are not being asked to vote on the Reorganization. Please see “Additional Information about the Reorganization – Board Considerations” below for further information.

DESCRIPTION OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF
THE VALUE LINE FUND INTO THE S&P 24 FUND

Summary of the Funds and the Key Terms of the Reorganization

The following summarizes key information regarding the Funds and the Reorganization.  More complete discussions are located elsewhere in the Information Statement/Prospectus.

•
The Funds have similar investment objectives.  The Value Line Fund seeks capital appreciation and the S&P 24 Fund seeks total return through capital appreciation.  The Funds also have the same fundamental policies and restrictions.  Both the Value Line and S&P 24 Funds are “non-diversified” funds for the purposes of the 1940 Act.  For a detailed comparison of the each Fund’s fundamental policies and restrictions, see “Comparison of Fundamental Policies” below.

•
Although the Funds have similar investment objectives, they have different principal investment strategies.  While each Fund invests primarily in common stocks, the investment sub-adviser to each Fund employs different methodologies for screening investment opportunities.  The Value Line Fund seeks to achieve its objective by investing in common stocks of 30 companies that the sub-adviser ranks well with respect to a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.  Similarly, the S&P 24 Fund also seeks to achieve its objective by investing in common stocks of companies that have the sub-adviser determines has the potential for capital appreciation selected from a subset of stocks included in the S&P 500® Index.  For a detailed comparison of the each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Principal Policies and Strategies” below.

•
The Funds also have substantially similar risk profiles, although there are differences of which you should be aware.  Each Fund’s principal risks include foreign regulatory risk, limited management, trading cost and rebalance risk, market risk, and non-diversification risk.  The Value Line Fund, however, also is subject to license termination risk, while the S&P 24 Fund is not.  For a detailed comparison of the each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B .

•
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for the Funds and would continue to manage and administer the S&P 24 Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the VF LLC’s Board of Managers, to appoint, dismiss and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers without obtaining member approval.  However, any amendment to an advisory agreement between JNAM and the VF LLC that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to members for approval.  JNAM has appointed Mellon Capital Management Corporation (“Mellon Capital”) to manage the assets of the S&P 24 Fund. JNAM has also appointed Mellon Capital to manage the assets of the Value Line Fund.  It is anticipated that Mellon Capital will continue to advise the S&P 24 Fund after the Reorganization. As noted above, Mellon Capital uses a different proprietary stock selection criteria to determine the holdings of each Fund. Thus, while shareholders of the Value Line Fund will be merged into a different Fund, they still will have access to investments procured through a specialized process run by the same sub-adviser. For a detailed description of the Adviser and the S&P 24 Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “- The Sub-Adviser” below.

•
The Value Line Fund and S&P 24 Fund had net assets of approximately $821 million and $813 million, respectively, as of June 30, 2014.  Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $1,635 million.

•
Class A members of the Value Line Fund will receive Class A shares of the S&P 24 Fund, and Class B members of the Value Line Fund will receive Class B shares of the S&P 24 Fund, pursuant to the Reorganization.  Members will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.

•
It is estimated that the total annual fund operating expense ratios for the S&P 24 Fund’s Class A and Class B shares, following the Reorganization, will be lower than those of the Value Line Fund’s Class A and Class B shares, respectively. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
Both Funds are subject to the same management fee schedule with a maximum management fee equal to an annual rate of 0.34% of average daily net assets.  In addition, both Funds pay an administrative fee to JNAM as administrator to the Fund at the rate of 0.15% of the Fund’s average daily net assets.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of the S&P 24 Fund.  It is not expected that the S&P 24 Fund will revise any of its investment policies following the Reorganization to reflect those of the Value Line Fund.  JNAM has reviewed each Fund’s current portfolio holdings and determined that although the Value Line Fund’s holdings are permissible investments for the S&P 24 Fund, none of the Value Line Fund’s current holdings meet the S&P 24 Fund’s investment screens.  It is currently anticipated that all of the Value Line Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the S&P 24 Fund’s investment screens. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for the Fund to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Fund’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs (which also could be significant) that otherwise would not have been incurred.

•
The costs and expenses associated with the Reorganization including those relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the taxability of this transaction, and obtaining a consent of independent registered public accounting firm will all be borne by JNAM.   Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization. Such expenses are estimated to be $157,000. No sales or other charges will be imposed on Contract O wners in connection with the Reorganization.  Please see “Additional Information about the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2013.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)
Value Line Fund	S&P 24 Fund	Pro Forma S&P 24 Fund
Not applicable.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Value Line Fund		S&P 24 Fund		Pro Forma S&P 24 Fund (assuming expected operating expenses due to the Reorganization)
	Class A	Class B	Class A	Class B	Class A	Class B
Management Fee	0.29%	0.29%	0.29%	0.29%	0.28%	0.28%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.20%	0.00%	0.20%	0.00%
Other Expenses1	0.23%	0.23%	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.72%	0.52%	0.66%	0.46%	0.65%	0.45%

1  “Other Expenses” include an Administrative Fee of 0.15% payable to JNAM.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in a Fund;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2013; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Value Line Fund
Class A	$74	$230	$401	$894
Class B	$53	$167	$291	$653
S&P 24 Fund
Class A	$67	$211	$368	$822
Class B	$47	$148	$258	$579
Pro Forma S&P 24 Fund, as of 12/31/2013 (assuming expected operating expenses due to the Reorganization)
Class A	$66	$208	$362	$810
Class B	$46	$144	$252	$567

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended December 31, 2013, the portfolio turnover rates for the Value Line Fund and S&P 24 Fund were 98% and 74% for Class A Shares and 74% and, for Class B Shares 98% and 74% respectively, of the average value of the respective Fund.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the S&P 24 Fund with those of the Value Line Fund.

Acquiring Fund	Acquired Fund
S&P 24 Fund	Value Line Fund
Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Mellon Capital Management Corporation (“Mellon Capital”)	Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Mellon Capital

Comparison of Investment Objectives, Principal Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the S&P 24 Fund with those of the Value Line Fund.  The Board may change the investment objective of a Fund without a vote of the Fund’s members.  For more detailed information about each Fund’s investment strategies and risk, see Appendix B.

Acquiring Fund	Acquired Fund
S&P 24 Fund	Value Line Fund
Investment Objective The investment objective of the JNL/Mellon Capital S&P® 24 Fund is total return through capital appreciation.	Investment Objective The investment objective of the JNL/Mellon Capital Value Line® 30 Fund is to provide capital appreciation.
Principal Investment Strategies

The S&P 24 Fund seeks to achieve its objective by investing in the common stocks of companies that have the potential for capital appreciation.  To select the stocks for the S&P 24 Fund, the Sub-Adviser selects a portfolio of common stocks of the 24 companies selected from a subset of stocks included in the Standard & Poor's 500 Composite Stock Price Index (“S&P 500® Index”).  The 24 companies are selected on each “Stock Selection Date.”  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Principal Investment Strategies

The Value Line 30 Fund seeks to achieve its objective by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for “TimelinessTM”.  The 30 companies are selected each year by the Sub-Adviser, Mellon Capital Management Corporation, based on certain positive financial attributes.  Value Line® ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges.  Of these 1,700 stocks, only 100 are given Value Line’s #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.  Value Line® bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.  The 30 companies are chosen only once annually from the 100 stocks with the #1 ranking on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, Standard & Poor’s has announced will be removed from the S&P 500® Index will be removed from the universe of securities from which the S&P 24 Fund stocks are selected.

Companies which, as of the Stock Selection Date, Value Line has announced will be removed from Value Line’s #1 ranking for TimelinessTM  will be removed from the universe of securities from which the Value Line 30 Fund stocks are selected.

Acquiring Fund	Acquired Fund
S&P 24 Fund	Value Line Fund
The 24 companies are selected only once annually on each Stock Selection Date using the following steps:

•          The Sub-Adviser ranks all of the S&P economic sectors in the S&P 500® Index by market capitalization. The eight largest sectors are selected;
•          The Sub-Adviser ranks the stocks in each of those eight sectors among their peers based on three distinct factors:
o          Factor 1:  Highest return on assets.  Stocks with high return on assets achieve better rankings.
o          Factor 2:  Highest buyback yield. Buyback yield measures the percentage decrease in shares of common stock outstanding versus one year earlier.  Those stocks with greater percentage decreases receive better rankings.
o          Factor 3:  Highest bullish interest indicator.  The bullish interest indicator, compares the number of shares traded in months in which the stock price rose to the number of shares traded in months which the stock price declined as a percentage of total shares traded over the past twelve months.  Those stocks with a high bullish interest indicator achieve better rankings;
•          The Sub-Adviser selects the three companies from each of the eight sectors with the highest combined ranking on these three factors for S&P 24 Fund.  In the event of a tie within a sector, the stock with the higher market capitalization is selected;
•          The Sub-Adviser then selects an approximately equal-weighted portfolio of the 24 companies; and
•          The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity in each sector.

The 30 companies are chosen on each Stock Selection Date as follows:

•          Starting with the 100 stocks that Value Line® gives its #1 ranking for Timeliness™, the stocks of companies considered to be securities related issuers, and the stocks of companies whose shares are not listed on a U.S. securities exchange are removed from consideration;
•          Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price.  The 70 stocks with the highest ratio of cash flow per share to stock price are selected;
•          From the selected companies, the Sub-Adviser selects the 30 companies with the highest six-month price appreciation; and
•          The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 10% of the portfolio on each “Stock Selection Date.” These securities will be adjusted on a proportional basis to accommodate this constraint.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 24 selected companies in approximately the same proportion that such stocks are then held in the S&P 24 Fund (determined based on market value).

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Value Line 30 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the S&P 24 Fund to invest more than 5% of the S&P 24 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from

Certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be

Acquiring Fund	Acquired Fund
S&P 24 Fund	Value Line Fund
securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the S&P 24 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.  In addition, certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.
allocated due to these limitations will be allocated among the remaining portfolio securities.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.   For additional information about each principal risk and other applicable risks, see Appendix B.

Risks	S&P 24 Fund	Value Line Fund
Foreign regulatory risk	X	X
License termination risk		X
Limited management, trading cost and rebalanced risk	X	X
Market risk	X	X
Non-diversification risk	X	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without member approval.  The following table compares the fundamental policies of the S&P 24 Fund with those of the Value Line Fund.

Acquiring Fund	Acquired Fund
S&P 24 Fund	Value Line Fund
(1) No Fund may issue senior securities.	Same.

Acquiring Fund		Acquired Fund
S&P 24 Fund		Value Line Fund
(2)
A Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate amount borrowed shall not exceed 25% of the value of a Fund’s assets.  In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.
Same.
(3)
A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended, when selling portfolio securities.
Same.
(4)	A Fund will not purchase or sell real estate or interests therein.	Same.
(5)
A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(6)	A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.	Same.
(7)	The Fund is not a “diversified company,” as that term is defined in the 1940 Act.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index which has performance characteristics similar to those of the Funds .  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Value Line Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 9/30/2010)	Worst Quarter (ended 09/30/2011)
21.70%	-33.74%

Value Line Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 9/30/2010)	Worst Quarter (ended 09/30/2011)
21.86%	-33.71%

S&P 24 Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 12/31/2013)	Worst Quarter (ended 12/31/2008)
14.88%	-21.87%

S&P 24 Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 12/31/2013)	Worst Quarter (ended 12/31/2008)
14.94%	-21.88%

Value Line Fund – Average Annual Total Returns as of December 31, 201 4
	1 Year	5 Year	Since Inception
Value Line Fund – Class A	7.72%	8.38%	5. 26	%1
Value Line Fund – Class B	7.80%	8.58%	- 1.23	%2
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	8.22	%3
1 Inception Date: October 4, 2004.
2 Inception Date: December 3, 2007.
3 As measured since October 4, 2004. Average annual total returns as of December 31, 201 4 as measured since December 3, 2007 is 7.17%.

S&P 24 Fund – Average Annual Total Returns as of December 31, 201 4
	1 Year	5 Year	Since Inception
S&P 24 Fund – Class A	5.18%	15.07%	6.91	%1
S&P 24 Fund – Class B	5.39%	15.30%	7.03	%2
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.68	%3
1 Inception Date: May 1, 2006.
2 Inception Date: December 3, 2007.
3 As measured since May 1, 2006. Average annual total returns as of December 31, 201 4 as measured since December 3, 2007 is 7.17%.

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2014 and of the S&P 24 Fund on a pro forma combined basis as of June 30, 2014 after giving effect to the proposed Reorganization on that date. The actual net assets of the Value Line Fund and the S&P 24 Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the S&P 24 Fund will be received by members of Value Line Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of S&P 24 Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Value Line Fund – Class A	$820,941,355	$16.88	48,648,015
S&P 24 Fund – Class A	812,784,408	14.77	55,047,536
Adjustments	(156,945) (a)		6,923,035 (b)
Pro forma S&P 24 Fund – Class A	1,633,568,819	14.77	110,618,586
Value Line Fund – Class B	290,213	8.34	34,789

Net Assets	Net Asset Value Per Share	Shares Outstanding
S&P 24 Fund – Class B	546,041	13.08	41,733
Adjustments	(55) (a)		(12,606) (b)
Pro forma S&P 24 Fund – Class B	836,198	13.08	63,916
(a)
The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  It is currently anticipated that all of the Value Line Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the S&P 24 Fund’s investment screens.   Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $157,000.  No sales or other charges will be imposed on Contract O wners in connection with the Reorganization. Please see “Additional Information about the Reorganizations” below for more information.

(b)
The adjustment to the pro forma shares outstanding number represents an increase in Class A Shares outstanding and a decrease in the Class B Shares outstanding of the Value Line Fund to reflect the exchange of shares of the S&P 24 Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Value Line Fund by the members of the S&P 24 Fund.  If the Reorganization had taken place on June 30, 2014, the members of the Value Line Fund would have received 55,571,050 and 22,183 Class A and Class B shares, respectively, of the S&P 24 Fund.

After careful consideration, the VF LLC’s Board of Managers unanimously approved the Plan of Reorganization with respect to the Value Line Fund.

*     *     *     *     *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

The assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares and Class B shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the VF LLC, and the Class A shares and Class B shares of the Acquiring Fund distributed to Class A and Class B members, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former members of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of each class of Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of each class of Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 24, 2015, or on a later date the VF LLC decides upon (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The members of the Acquired Fund will receive Class A or Class B shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the VF LLC when issued and will have no preemptive or conversion rights.  The Acquiring Fund is a series of the VF LLC.

The VF LLC may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the VF LLC.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The VF LLC reserves the right to create and issue any number of Acquiring Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the particular Fund.  Upon liquidation of the Acquiring Fund, members are entitled to share pro rata in the net assets of such Fund available for distribution to members.

The VF LLC currently offers two classes of shares – Class A and Class B shares.  The VF LLC has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the VF LLC’s Board of Managers held on January 13, 2015, JNAM recommended that the Board of Managers consider and approve the Reorganization.  The Board of Managers requested, and JNAM provided, such information regarding the Reorganization as the Board determined to be necessary to evaluate the Reorganization.  In connection with the Reorganization proposed by JNAM, the Managers, including the Managers who are not “interested persons” (as that term is defined in the 1940 Act) of the VF LLC (“Disinterested Managers”), considered the materials provided by JNAM and discussed the potential benefits to the members of the Acquired Fund under the proposed Reorganization. The Reorganization is part of a restructuring designed to eliminate the duplication of costs and other inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and achieve economies of scale. The objective is to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of members, Contract O wners and plan participants. In determining whether to approve the Reorganization with respect to the Acquired Fund and the Acquiring Fund, the Managers, including the Disinterested Managers, considered many factors, including:

•
Investment Objectives and Investment Strategies.  The Reorganization will permit the Contract O wners with Contract values allocated to the Acquired Fund to continue to invest in a professionally managed fund having similar investment objectives to that of the Acquired Fund currently. The Value Line Fund seeks capital appreciation and the S&P 24 Fund seeks total return through capital appreciation.  Although the Funds have similar investment objectives, they have different principal investment strategies.  While each Fund invests primarily in common stocks, the investment sub-adviser to each Fund employs different methodologies for screening investment opportunities.  Mellon Capital, the investment sub-adviser to each Fund, uses a different proprietary stock selection criteria to determine the holdings of each Fund.  Thus, while shareholders of the Value Line Fund will be merged into a different Fund, they still will have access to investments procured through a specialized process run by the same sub-adviser.  The Funds also have the same fundamental policies and restrictions.

For a full description of key similarities of and differences between the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Principal Policies and Strategies”.

•
Operating Expenses.  The proposed Reorganization will result in total annual fund operating expense ratios that are lower than those of the Acquired Fund currently. As set forth above, as of its most recent fiscal year end of December 31, 2013, the Acquired Fund had total annual fund operating expenses that were higher than the Acquiring Fund.  See “Comparative Fee and Expense Tables.”

•
Larger Asset Base.  The Reorganization would benefit Contract O wners and others with beneficial interests in the Acquired Fund by allowing them to invest in a combined Fund with a substantially larger asset base than that of the Acquired Fund currently. As of June 30, 2014, the Value Line Fund had net assets of approximately $821 million as compared to net assets of approximately $813 million for the S&P 24 Fund. See “Capitalization.”  JNAM informed the Managers that the combined Funds would realize greater economies of scale as a result of the larger asset base.

•
Performance.  The Acquiring Fund has had better performance than the Acquired Fund recently.  During calendar year 2013 the S&P 24 Fund returned 40.51% and 40.84% for Class A shares and Class B shares, respectively.  By comparison, over the same time frame, the Value Line Fund returned 34.83% and 35.33% for Class A shares and

Class B shares, respectively.  JNAM also informed the Managers that the S&P 24 Fund has achieved its investment results with less volatility and that the combined Fund offers members better risk-adjusted performance.

•
Investment Adviser, Sub-Advisers and Other Service Providers.  The Acquired Fund will retain the same investment adviser and other service providers under the Reorganizations as it has currently. The investment adviser for the Acquiring Fund, JNAM, is the same as for the Acquired Fund. The sub-adviser for the Acquiring Fund is Mellon Capital, which is also the sub-adviser for the Acquired Fund.  See “Comparison of Investment Adviser and Sub-Adviser.”  The custodian for the Acquiring Fund, J.P. Morgan Chase Bank, N.A., is the same as for the Acquired Fund and will remain the same immediately after the Reorganization, although the Acquiring Fund may change its custodian in the near future. The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

•
Tax Consequences of Reorganization.  Contract O wners are not expected to have adverse tax consequences as a result of the Reorganization.  Although the Reorganization will be a taxable transaction for the Funds, the Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund that are Separate Accounts, in light of their tax-favored status.

•
Costs of Reorganization.  The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  It is currently anticipated that all of the Value Line Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the S&P 24 Fund’s investment screens.   Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $157,000.  No sales or other charges will be imposed on Contract O wners in connection with the Reorganization.

In summary, in determining whether to recommend approval of the Reorganization, the Board of Managers, including the Disinterested Managers, each separately considered a variety of factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of members, Contract O wners' and plan participants' interests; (2) the compatibility of the Funds' investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to members, Contract O wners and plan participants of having a larger asset base in the combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal tax consequences to Contract O wners of the Reorganization; and (8) the costs of the Reorganization.

JNAM also advised the Board of Managers that the VF LLC’s Operating Agreement and applicable state law do not require member approval of the Reorganization.  Moreover, JNAM advised the Managers that Rule 17a-8 under 1940 Act does not require member approval of the Reorganization because there is no material difference between the investment policies that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities of the Acquired Fund and the Acquiring Fund, there is no material difference between the respective advisory and sub-advisory contracts, and the distribution fees permitted under the VF LLC’s Rule 12b-1 Plan are the same for both Funds.

For the reasons described above, the VF LLC’s Board of Managers, including all of its Disinterested Managers, determined that the Reorganization would be in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s Contract O wners and other investors would not be diluted as a result of effecting the Reorganization. At the Board meeting held on January 13, 2015, the Board voted unanimously] to approve the proposed Reorganization.  In addition, the Board of Managers determined that because applicable legal requirements do not require member approval under these circumstances, members would not be asked to vote on the Reorganization.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The Reorganization is not expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), but instead will be treated as a taxable sale of assets by the Acquired Fund to the Acquiring Fund.

Contract O wners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for Federal income tax purposes as a result of the Reorganization.

Contract O wners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the VF LLC

This section provides information about the VF LLC, the Manager and the Sub-Adviser for the Acquiring Fund.

The VF LLC

The VF LLC is organized as a Delaware limited liability company and is registered with the SEC as an open-end management investment company. Under Delaware law and the VF LLC’s Certificate of Formation and Operating Agreement, the management of the business and affairs of the VF LLC is the responsibility of the Board of Managers of the VF LLC.

The Adviser

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the VF LLC and provides the VF LLC with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as the VF LLC, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to the VF LLC pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the VF LLC who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the VF LLC, and (ii) the members of the affected Fund or the Board of Managers. It may be terminated at any time upon 60 days notice by the Adviser, the VF LLC, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Adviser and the VF LLC, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Managers, but without the approval of members.  The order allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Managers, but without members ’ approval.  However, any amendment to an advisory agreement between the Adviser and the VF LLC that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to members for approval.  Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, members in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Managers whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, the Adviser receives a fee from the VF LLC computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)	Aggregate Fee Paid to Adviser in Most Recent Fiscal Year (Annual Rate Based on Average Net Assets)
S&P 24 Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.34% 0.31% 0.28% 0.27%	0.28%

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the VF LLC. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Managers of the VF LLC.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Managers of the VF LLC.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to the Adviser and the Board of Managers of the VF LLC with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

A discussion of the basis for the Board of Managers’ approval of the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report to shareholders for the year ended December 31, 2014.

In addition to the investment advisory fee, the Acquiring Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
S&P 24 Fund	All Assets	0.15%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers (categorized as “Other Expenses” in the fee tables).

The Sub-Adviser

The Acquiring Fund’s investments are selected by Mellon Capital Management Corporation (“Mellon Capital”), the sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio managers and the portfolio managers’ business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the VF LLC’s Statement of Additional Information dated April 28, 2014, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Manager	Business Experience
S&P 24 Fund	Mellon Capital 50 Fremont Street, Suite 3900, San Francisco, California 94105 Karen Q. Wong, CFA Richard A. Brown, CFA Thomas Durante, CFA
Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director.  Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds.  Ms. Wong holds a M.B.A. from San Francisco State University.  Ms. Wong has 15 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 18 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (“AIMR”), and the CFA Society of San Francisco.  Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 31 years of investment experience, and 14 years at Mellon Capital Management.  Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios.  He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.   Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.  Mr. Durante has been a manager of the Fund since 2010.

Additional Information

Classes of Shares

The VF LLC has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the members of a particular Class (or Contract O wners funded by shares of such Class) materials such as Prospectuses, member reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

The VF LLC has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Managers, including all of the Independent Managers, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests.  Jackson National Life Distributors LLC (the “Distributor”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

Investment in VF LLC Shares

Shares of the VF LLC are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their NAV. There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by the VF LLC’s Board of Managers.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.   Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given day in order to obtain that day’s NAV per share.   Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Managers has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Managers has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Managers of the VF LLC.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when members are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the VF LLCs procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Managers, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in Acquiring Fund that invest all or substantial portions of their assets in foreign securities, thereby seeking to make that Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the VF LLC are credited to the member’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The VF LLC does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term members may be adversely affected by certain short-term trading activity by other Contract O wners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term members and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Board of Managers has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a member from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, members will not be permitted to transfer any value back into that sub-account (and corresponding Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the members or a third party authorized by the member. The Insurance Companies have entered into agreements with the VF LLC to provide upon request certain information on the trading activities of contract owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Managers has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The VF LLC’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in VF LLC Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the VF LLC and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company.  Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given business day in order to obtain that day’s NAV per share.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of members.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquiring Fund intends to continue to qualify as a “Regulated Investment Company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to members and, therefore, will not be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the JNL Series Trust and Curian Variable Series Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a corporation separate from the VF LLC for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies as a regulated investment company.

Because the members of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans, there are no tax consequences to those members for buying, holding, exchanging and selling shares of the Acquiring Funds.  Distributions from the Acquiring Funds are not taxable to those members.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement requires the Acquiring Fund to be operated in compliance with these diversification requirements.  The sub-adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund and the Acquiring Fund’s operations.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquiring Fund and Acquired Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. Each Fund’s financial statements are included in the VF LLC’s Annual Report, which is available upon request.

JNL Variable Fund LLC
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Value Line 30 Fund
Class A
06/30/2014*	$14.61	$0.06	$2.21	$2.27	$–	$–	$16.88	15.54%	$820,942	108%	0.71%	0.82%
12/31/2013	11.04	0.03	3.80	3.83	(0.26)	–	14.61	34.83	805,458	98	0.72	0.21
12/31/2012	10.12	0.21	0.72	0.93	(0.01)	–	11.04	9.16	680,423	106	0.74	1.96
12/31/2011	13.14	0.01	(3.03)	(3.02)	–	–	10.12	(22.98)	722,540	107	0.74	0.06
12/31/2010	10.79	(0.01)	2.43	2.42	(0.07)	–	13.14	22.45	816,198	100	0.79	(0.06)
12/31/2009	9.44	0.08	1.28	1.36	(0.01)	–	10.79	14.44	629,223	24	0.80	0.80
Class B
06/30/2014*	7.22	0.04	1.08	1.12	–	–	8.34	15.51	290	108	0.51	1.05
12/31/2013	5.56	0.03	1.92	1.95	(0.29)	–	7.22	35.33	205	98	0.52	0.41
12/31/2012	5.12	0.12	0.35	0.47	(0.03)	–	5.56	9.25	193	106	0.54	2.16
12/31/2011	6.64	0.01	(1.53)	(1.52)	–	–	5.12	(22.89)	178	107	0.54	0.21
12/31/2010	5.48	0.01	1.24	1.25	(0.09)	–	6.64	22.82	260	100	0.59	0.15
12/31/2009	4.83	0.05	0.64	0.69	(0.04)	–	5.48	14.37	108	24	0.60	1.08
JNL/Mellon Capital S&P 24 Fund
Class A
06/30/2014*	$14.83	$0.08	$(0.14)	$(0.06)	$–	$–	$14.77	(0.40)%	$812,784	94%	0.66%	1.04%
12/31/2013	10.85	0.08	4.29	4.37	(0.12)	(0.27)	14.83	40.51	1,052,886	74	0.66	0.60
12/31/2012	10.60	0.16	1.06	1.22	(0.05)	(0.92)	10.85	11.53	580,127	98	0.66	1.42
12/31/2011	10.15	0.07	0.43	0.50	(0.05)	–	10.60	4.91	535,213	85	0.65	0.65
12/31/2010	8.72	0.10	1.35	1.45	(0.02)	–	10.15	16.70	367,430	56	0.66	1.16
12/31/2009	7.36	0.13	1.25	1.38	(0.02)	–	8.72	18.70	138,638	27	0.70	1.61
Class B
06/30/2014*	13.13	0.08	(0.13)	(0.05)	–	–	13.08	(0.38)	546	94	0.46	1.28
12/31/2013	9.63	0.09	3.82	3.91	(0.14)	(0.27)	13.13	40.84	502	74	0.46	0.79
12/31/2012	9.50	0.17	0.95	1.12	(0.07)	(0.92)	9.63	11.81	372	98	0.46	1.62
12/31/2011	9.09	0.08	0.39	0.47	(0.06)	–	9.50	5.14	316	85	0.45	0.84
12/31/2010	7.81	0.11	1.20	1.31	(0.03)	–	9.09	16.76	173	56	0.46	1.33
12/31/2009	6.57	0.12	1.14	1.26	(0.02)	–	7.81	19.18	110	27	0.50	1.81

* The information as of June 30, 2014 has not been audited. (a) Calculated using the average shares method.
(b) Annualized for periods less than one year.
(c) Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Not annualized for periods of less than one year.

Outstanding Shares and Principal Members

As of February 27, 2015, the Managers and officers of the VF LLC, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Fund are sold only to the Insurance Companies, certain Funds of the JNLST and Curian Variable Series Trust organized as fund-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the VF LLC as funding vehicles for the Contracts, are the owner of record of substantially all of the shares of the VF LLC.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date.

Fund	Total Number	Number of Class A	Number of Class B
Value Line Fund	28,331,980.707	28,304,247.284	27,733.423

As of the Record Date, February 27, 2015, to the VF LLC’s knowledge, no persons owned 5% or more of the shares of the Acquired Fund either beneficially or of record.

*     *     *     *     *

APPENDIX A

Plan Of Reorganization

JNL Variable Fund LLC
JNL/Mellon Capital Value Line® 30 Fund
JNL/Mellon Capital S&P® 24 Fund

This Plan of Reorganization (“Plan”) has been entered into on April 24, 2015, by JNL Variable Fund LLC (the “Fund”), a Delaware limited liability company, on behalf of its JNL/Mellon Capital S&P® 24 Fund (“Acquiring Fund”) and JNL/Mellon Capital Value Line® 30 Fund (“Acquired Fund”).

Whereas, the Fund is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies; and

Whereas the Fund’s Board of Managers, including a majority of the Managers who are not interested persons of the Fund, has determined that the transactions described herein are fair and reasonable, that participation in the transactions described herein is in the best interests of the Acquired Fund, and that the interests of the existing members of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein; and

Whereas Article IV, Section 1 of the Fund's Amended and Restated Operating Agreement, adopted December 3, 2014 (the “Operating Agreement”), authorizes the Board of Managers to combine the assets and liabilities held with respect to any two or more funds into assets and liabilities held with respect to a single fund;

Whereas the Fund’s Board of Managers, including a majority of the Managers who are not interested persons of the Fund, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund;

Now, Therefore, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act:

1.
The Closing Date shall be April 24, 2015, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Managers, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of either class of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.	The transaction is expected to be treated as a taxable transaction for federal income tax purposes and accordingly:

a.
the Acquired Fund will recognize gain or loss on the transfer of the assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the liabilities; except to the extent the Acquiring Fund Shares appreciate or depreciate in value in Acquired Fund’s hands p rior to distribution thereof to the Acquired Fund’s members, no gain or loss will be recognized to Acquired Fund on the distribution of Acquiring Fund shares in liquidation of the Acquired Fund; the Acquiring Fund will recognize no gain or loss on its receipt of the assets in exchange solely for Acquiring Fund Shares and its assumption of the related liabilities; the Acquiring Fund’s aggregate tax basis in the acquired assets will equal the fair market value of the Acquiring Fund shares exchanged therefor plus the amount of the liabilities assumed by Acquiring Fund, and Acquiring Fund’s holding period for the assets will begin on the day after the closing date; an Acquired Fund shareholder will recognize gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the reorganization transaction; an Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the reorganization transaction will equal the fair market value of those shares on the date they are distributed, and its holding period for those Acquiring Fund shares will begin on the day following the date of such distribution; the portion of the distribution of Acquiring Fund shares by Acquired Fund that is properly

A-1

chargeable to earnings and profits of Acquired Fund will be treated as a dividend for purposes of computing Acquired Fund’s dividends paid deduction; and if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, contract owners whose contract values are determined by investment in shares of the Acquired Fund will not recognize any taxable income, gains or losses as a result of the reorganization transaction.

3.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Fund shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Fund on behalf of the Acquiring Fund.

4.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

5.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the prospectus of the Fund.

6.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Fund’s shares representing the Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Managers.  The Fund’s Board of Managers and management of the Fund shall take whatever actions may be necessary under Delaware law and the 1940 Act to effect the termination of the Acquired Fund.

7.
The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents and obtaining a consent from an independent registered public accounting firm, shall be borne by Jackson National Asset Management, LLC.

In Witness Whereof, JNL Variable Fund LLC, on behalf of the JNL/Mellon Capital Value Line® 30 Fund and the JNL/Mellon Capital S&P® 24 Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL Variable Fund LLC

By:
Mark D. Nerud, President

Attest:
Daniel W. Koors, Vice President

A-2

APPENDIX B

More Information on Strategies and Risk Factors

JNL/Mellon Capital S&P® 24 Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital S&P® 24 Fund (“S&P 24 Fund”) is total return through capital appreciation.

Principal Investment Strategies.  The S&P 24 Fund seeks to achieve its objective by investing in the common stocks of companies that have the potential for capital appreciation.  To select the stocks for the S&P 24 Fund, the Sub-Adviser selects a portfolio of common stocks of the 24 companies selected from a subset of stocks included in the Standard & Poor's 500 Composite Stock Price Index (“S&P 500® Index”).  The 24 companies are selected on each “Stock Selection Date.”  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, Standard & Poor’s has announced will be removed from the S&P 500® Index will be removed from the universe of securities from which the S&P 24 Fund stocks are selected.

The 24 companies are selected only once annually on each Stock Selection Date using the following steps:

•	The Sub-Adviser ranks all of the S&P economic sectors in the S&P 500® Index by market capitalization. The eight largest sectors are selected;
•	The Sub-Adviser ranks the stocks in each of those eight sectors among their peers based on three distinct factors:
o	Factor 1: Highest return on assets. Stocks with high return on assets achieve better rankings.
o
Factor 2:  Highest buyback yield. Buyback yield measures the percentage decrease in shares of common stock outstanding versus one year earlier.  Those stocks with greater percentage decreases receive better rankings.

o
Factor 3:  Highest bullish interest indicator.  The bullish interest indicator, compares the number of shares traded in months in which the stock price rose to the number of shares traded in months which the stock price declined as a percentage of total shares traded over the past twelve months.  Those stocks with a high bullish interest indicator achieve better rankings;

•
The Sub-Adviser selects the three companies from each of the eight sectors with the highest combined ranking on these three factors for S&P 24 Fund.  In the event of a tie within a sector, the stock with the higher market capitalization is selected;

•	The Sub-Adviser then selects an approximately equal-weighted portfolio of the 24 companies; and
•
The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity in each sector.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 24 selected companies in approximately the same proportion that such stocks are then held in the S&P 24 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the S&P 24 Fund to invest more than 5% of the S&P 24 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the S&P 24 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities. In addition, certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers

(due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Foreign regulatory risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

JNL/Mellon Capital Value Line® 30 Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital Value Line® 30 Fund (“Value Line 30 Fund”) is to provide capital appreciation.

Principal Investment Strategies.  The Value Line 30 Fund seeks to achieve its objective by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for “TimelinessTM”.  The 30 companies are selected each year by the Sub-Adviser, Mellon Capital Management Corporation, based on certain positive financial attributes.  Value Line® ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges.  Of these 1,700 stocks, only 100 are given Value Line’s #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.  Value Line® bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.  The 30 companies are chosen only once annually from the 100 stocks with the #1 ranking on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, Value Line has announced will be removed from Value Line’s #1 ranking for TimelinessTM  will be removed from the universe of securities from which the Value Line 30 Fund stocks are selected.

The 30 companies are chosen on each Stock Selection Date as follows:

•
Starting with the 100 stocks that Value Line® gives its #1 ranking for Timeliness™, the stocks of companies considered to be securities related issuers, and the stocks of companies whose shares are not listed on a U.S. securities exchange are removed from consideration;

•	Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 70 stocks with the highest ratio of cash flow per share to stock price are selected;
•	From the selected companies, the Sub-Adviser selects the 30 companies with the highest six-month price appreciation; and
•
The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 10% of the portfolio on each “Stock Selection Date.” These securities will be adjusted on a proportional basis to accommodate this constraint.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Value Line 30 Fund (determined based on market value).

Certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Foreign regulatory risk
•	License termination risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the Value Line 30 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Value Line 30 Fund may also invest to some degree in money market instruments.

The performance of the Value Line 30 Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Emerging markets risk
•	Foreign securities risk
•	Industry concentration risk
•	Investment strategy risk
•	Liquidity risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Glossary of Risks

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

License termination risk – The Fund relies on licenses from a third party that permit the use of the intellectual property of such party in connection with its name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

Limited management, trading cost and rebalance risk – The Fund’s strategy of investing according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year.  As compared to other mutual funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns.  The strategy may also prevent taking advantage of trading opportunities available to other funds.

Market risk– Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

APPENDIX C

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2015

JNL VARIABLE FUND LLC

JNL/Mellon Capital Value Line® 30 Fund
(a series of JNL Variable Fund LLC)
 (the “Acquired Fund”)

AND

JNL/Mellon Capital S&P® 24 Fund
(a series of JNL Variable Fund LLC)
 (the “Acquiring Fund”)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Mellon Capital Value Line® 30 Fund	JNL/Mellon Capital S&P® 24 Fund

This Statement of Additional Information (the “SAI”) relates specifically to the reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to owners of variable life insurance contracts and variable annuity contracts issued by separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other members of the Acquired Fund as of February 27, 2015.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Acquired and Acquiring Fund’s Statement of Additional Information dated April 28, 2014, as supplemented (File Nos. 333-68105 and 811-09121);

(2)	The Annual Report to Members of the Acquired and Acquiring Fund for the fiscal year ended December 31, 2013 (File Nos. 333-68105 and 811-09121);

(3)	The Semi-Annual Report to Members of the Acquiring Fund and Acquired Fund for the period ended June 30, 2014 (File Nos. 333-68105 and 811-09121).

This SAI is not a prospectus.  A Combined Information Statement and Prospectus dated February 27, 2015 relating to the Reorganization (the “Information Statement/Prospectus”) may be obtained, without charge, by writing to the VF LLC at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Information Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/Mellon Capital Value Line® 30 Fund merging into JNL/Mellon Capital S&P® 24 Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual and semi-annual reports of JNL/Mellon Capital Value Line® 30 Fund and JNL/Mellon Capital S&P® 24 Fund dated December 31, 2013 and June 30, 2014, respectively. All of the member reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended June 30, 2014 is intended to present supplemental data as if the proposed Reorganization of JNL/Mellon Capital Value Line® 30 Fund (the “Acquired Fund”) into JNL/Mellon Capital S&P® 24 Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of July 1, 2013. The Reorganization is intended to combine the Acquired Fund with a similar fund advised by Jackson National Asset Management LLC (“JNAM” or “Funds Management”). The Acquiring Fund is advised by JNAM and sub-advised by Mellon Capital Management Corporation. Subject to member approval, the Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date the VF LLC decides upon (“Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a taxable exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction, and obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  It is currently anticipated that all of the Value Line Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the S&P 24 Fund’s investment screens.   Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $157,000.  No sales or other charges will be imposed on Contract O wners in connection with the Reorganization. Please see “Additional Information about the Reorganization” for more information.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of June 30, 2014, the net assets of the Acquired Fund and the Acquiring Fund were $821,231,568 and $813,330,449, respectively. The net assets of the pro forma combined fund as of June 30, 2014 would have been $1,634,405,017 had the Reorganization occurred on that date. The actual net assets of the Value Line Fund and the S&P 24 Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the S&P 24 Fund will be received by members of the Value Line Fund on the Closing Date.

On a pro forma basis for the twelve months ended June 30, 2014, the proposed Reorganization would result in a decrease of $115,998 in management fees. There is no impact to administration fees and other operating expenses had the Reorganization occurred on July 1, 2013.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. Although the Reorganization will be a taxable transaction for the Funds, the Reorganization is not expected to result in any material adverse federal income tax consequences to the members of the Acquired Fund that are Separate Accounts, in light of their tax-favored status. The aggregate tax basis of the Acquiring Fund shares received by the members of the Acquired Fund will be equal to the fair market value of those shares on the date they are distributed.
If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of members, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards)

sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of December 31, 2013, the Acquired Fund and the Acquiring Fund had estimated net capital loss carryforwards, which are available to offset future, realized capital gains expiring December 31, 2017:

Short Term Capital Losses
Value Line Fund	$313,231,585
S&P 24 Fund	$0